EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Aethlon Medical, Inc. Quarterly Report on Form 10-QSB for the quarter and nine months ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Joyce, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Aethlon Medical, Inc. and will be retained by Aethlon Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                   /S/ JAMES A. JOYCE
                                   --------------------
                                   JAMES A. JOYCE
                                   CHIEF EXECUTIVE OFFICER
                                   (PRINCIPAL EXECUTIVE OFFICER)

February 17, 2004